Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
Bank of America Merrill Lynch	Seth Weiss				646-855-3783
Barclays Capital	Jay Gelb				212-526-1561
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	John Nadel				212-325-4016
Deutsche Bank	Yaron Kinar				212-250-7927
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
FBR Capital Markets	Randy Binner				703-312-1890
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Janney Montgomery Scott	Bob Glasspiegel				860-724-1203
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
RBC Capital Markets	Mark Dwelle				804-782-4008
Sandler O’Neill & Partners, L.P.	John Barnidge				312-281-3412
Wells Fargo	Sean Dargan				212-214-1416

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.
Ratings as of May 3rd, 2017
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.
• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss)
from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commerical paper outstanding.
Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”) – first year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate owned UL and VUL, first year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed living benefit ("GLB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.
Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Prior year interest rate spreads have been restated to conform to the current year presentation, which has been modified to be consistent across our business segments.

New Accounting Standards - Restatement of Certain Interim Reporting Metrics
Effective October 1, 2016, we elected to early adopt ASU 2016-09, Improvements to Employee Share-based Payment Accounting. We have updated certain previously reported interim results and metrics in accordance with the new guidance.

Statistical Supplement is Dated
The financial data in this document is dated May 3, 2017, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Revenues
Insurance premiums	$816	$728	$708	$736	$807	-1.1%
Fee income	1,235	1,288	1,376	1,345	1,354	9.6%
Net investment income	1,172	1,199	1,259	1,244	1,238	5.6%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(36)	(28)	(13)	(25)	(4)	88.9%
Realized gain (loss), excluding OTTI	(78)	(17)	50	(192)	(35)	50.0%
Total realized gain (loss)	(114)	(45)	37	(217)	(39)	65.8%
Amortization of deferred gains on business
sold through reinsurance	18	18	18	18	18	0.0%
Other revenues	116	119	127	128	122	5.2%
Total revenues	3,243	3,307	3,525	3,254	3,500	7.9%

Expenses
Interest credited	633	639	642	650	647	2.2%
Benefits	1,331	1,208	922	1,230	1,290	-3.1%
Commissions and other expenses	976	978	1,283	1,041	1,015	4.0%
Interest and debt expense	68	68	66	129	64	-5.9%
Strategic digitization expense	-	-	-	8	9	NM
Total expenses	3,008	2,893	2,913	3,058	3,025	0.6%
Income (loss) from continuing operations before taxes	235	414	612	196	475	102.1%
Federal income tax expense (benefit)	24	89	145	6	40	66.7%
Net income (loss)	211	325	467	190	435	106.2%
Adjustment for LNC stock units in our
deferred compensation plans	(7)	-	-	-	-	100.0%
Net income (loss) available to common
stockholders – diluted	$204	$325	$467	$190	$435	113.2%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$0.83	$1.35	$2.00	$0.82	$1.89	127.7%

ROE, including AOCI
Net income (loss)	6.0%	8.5%	11.6%	4.9%	11.8%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$76,956	$80,129	$81,369	$78,149	$79,841	3.7%
U.S. government bonds	450	464	458	419	576	28.0%
Foreign government bonds	532	530	530	506	456	-14.3%
Mortgage-backed securities	4,028	3,975	4,019	3,964	4,008	-0.5%
Asset-backed collateralized debt obligations	628	687	686	744	776	23.6%
State and municipal bonds	4,744	4,985	4,939	4,627	4,826	1.7%
Hybrid and redeemable preferred securities	726	691	631	604	619	-14.7%
VIEs' fixed maturity securities	599	600	600	200	-	-100.0%
Equity securities	245	277	273	275	276	12.7%
Total AFS securities	88,908	92,338	93,505	89,488	91,378	2.8%
Trading securities	1,864	1,812	1,808	1,712	1,703	-8.6%
Mortgage loans on real estate	8,916	9,257	9,430	9,889	10,001	12.2%
Real estate	17	21	23	24	24	41.2%
Policy loans	2,533	2,507	2,471	2,451	2,432	-4.0%
Derivative investments	2,085	2,613	2,170	927	991	-52.5%
Other investments	2,048	2,039	2,184	2,230	2,104	2.7%
Total investments	106,371	110,587	111,591	106,721	108,633	2.1%
Cash and invested cash	3,177	4,113	3,444	2,722	1,923	-39.5%
DAC and VOBA	8,984	8,280	8,020	9,134	9,030	0.5%
Premiums and fees receivable	401	370	355	430	465	16.0%
Accrued investment income	1,108	1,070	1,117	1,062	1,124	1.4%
Reinsurance recoverables	5,597	5,540	5,432	5,265	5,333	-4.7%
Funds withheld reinsurance assets	630	628	628	617	610	-3.2%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	3,671	5,134	5,152	5,006	5,119	39.4%
Separate account assets	123,506	125,033	128,593	128,397	132,958	7.7%
Total assets	$255,718	$263,028	$266,605	$261,627	$267,468	4.6%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$21,438	$22,147	$22,120	$21,576	$22,202	3.6%
Other contract holder funds	77,475	77,458	77,963	78,903	79,078	2.1%
Short-term debt	-	250	250	-	200	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	1,115	865	865	865	865	-22.4%
Financial	4,535	4,595	4,592	4,480	4,268	-5.9%
Reinsurance related embedded derivatives	111	134	137	53	50	-55.0%
Funds withheld reinsurance liabilities	597	2,019	1,999	1,976	1,961	228.5%
Deferred gain on business sold through reinsurance	79	61	43	24	6	-92.4%
Payables for collateral on investments	5,017	6,297	5,654	4,995	5,086	1.4%
Other liabilities	7,187	8,249	8,066	5,880	5,821	-19.0%
Separate account liabilities	123,506	125,033	128,593	128,397	132,958	7.7%
Total liabilities	241,060	247,108	250,282	247,149	252,495	4.7%

Stockholders’ Equity
Common stock	6,159	6,006	5,906	5,869	5,839	-5.2%
Retained earnings	6,568	6,719	7,040	7,043	7,287	10.9%
AOCI:
Unrealized investment gains (losses)	2,235	3,501	3,684	1,858	2,139	-4.3%
Foreign currency translation adjustment	(7)	(18)	(20)	(27)	(25)	NM
Funded status of employee benefit plans	(297)	(288)	(287)	(265)	(267)	10.1%
Total AOCI	1,931	3,195	3,377	1,566	1,847	-4.4%
Total stockholders’ equity	14,658	15,920	16,323	14,478	14,973	2.1%
Total liabilities and stockholders’ equity	$255,718	$263,028	$266,605	$261,627	$267,468	4.6%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Income (Loss)
Net income (loss)	$211	$325	$467	$190	$435	106.2%
Pre-tax income (loss) from operations	397	489	571	533	485	22.2%
After-tax income (loss) from operations (1)	317	373	441	409	442	39.4%
Operating tax rate	20.2%	23.7%	22.8%	23.3%	8.9%

Average Stockholders’ Equity
Average equity, including AOCI	$14,137	$15,289	$16,122	$15,400	$14,725	4.2%
Average AOCI	1,388	2,563	3,286	2,471	1,706	22.9%
Average equity, excluding AOCI	$12,749	$12,726	$12,836	$12,929	$13,019	2.1%

ROE, excluding AOCI
Net income (loss)	6.6%	10.2%	14.5%	5.9%	13.4%
Income (loss) from operations	9.9%	11.7%	13.7%	12.7%	13.6%

Per Share
Net income (loss) (diluted)	$0.83	$1.35	$2.00	$0.82	$1.89	127.7%
Income (loss) from operations (diluted)	1.26	1.56	1.89	1.77	1.92	52.4%
Dividends declared during the period	0.25	0.25	0.25	0.29	0.29	16.0%

Book value, including AOCI	$61.33	$68.39	$71.43	$63.97	$66.58	8.6%
Per share impact of AOCI	8.08	13.72	14.78	6.92	8.21	1.6%
Book value, excluding AOCI	$53.25	$54.67	$56.65	$57.05	$58.37	9.6%

Shares
Repurchased during the period	5.5	6.2	4.3	3.2	2.9	-47.3%
End-of-period – basic	239.0	232.8	228.5	226.3	224.9	-5.9%
End-of-period – diluted	242.2	236.2	231.4	230.1	228.9	-5.5%
Average for the period – diluted	245.1	239.9	233.7	230.9	230.1	-6.1%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change

Cash Returned to Common Stockholders
Shares repurchased	$200	$275	$200	$204	$200	0.0%
Common dividends	61	60	58	57	66	8.2%
Total cash returned to common stockholders	$261	$335	$258	$261	$266	1.9%

Leverage Ratio
Short-term debt	$-	$250	$250	$-	$200	NM
Long-term debt	5,650	5,460	5,457	5,345	5,133	-9.2%
Total debt (1)	5,650	5,710	5,707	5,345	5,333	-5.6%
Less:
Operating debt (2)	1,115	1,115	1,115	865	865	-22.4%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges	365	423	420	258	246	-32.6%
Total numerator	$3,868	$3,870	$3,870	$3,920	$3,920	1.3%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$12,423	$12,419	$12,639	$12,620	$12,834	3.3%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	3,868	3,870	3,870	3,920	3,920	1.3%
Total denominator	$16,593	$16,591	$16,811	$16,842	$17,056	2.8%

Leverage ratio	23.3%	23.3%	23.0%	23.3%	23.0%

Holding Company Available Liquidity	$539	$523	$546	$561	$551	2.2%

(1) Excludes obligations under capital leases of $214 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies. During the second quarter of 2016, we reclassified the senior note issued by our primary insurance subsidiary into short-term debt.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$272	$296	$303	$306	$280	2.9%
Retirement Plan Services	41	41	45	46	48	17.1%
Life Insurance	103	175	246	228	187	81.6%
Group Protection	8	23	44	25	11	37.5%
Other Operations	(27)	(46)	(67)	(72)	(41)	-51.9%
Income (loss) from operations, before income taxes	$397	$489	$571	$533	$485	22.2%

Income (Loss) from Operations, After-Tax
Annuities	$218	$235	$240	$242	$281	28.9%
Retirement Plan Services	31	31	32	34	37	19.4%
Life Insurance	75	120	167	154	130	73.3%
Group Protection	5	15	28	16	7	40.0%
Other Operations	(12)	(28)	(26)	(37)	(13)	-8.3%
Income (loss) from operations	$317	$373	$441	$409	$442	39.4%

	For the Three Months Ended						For the Trailing Twelve Months
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change	3/31/16	3/31/17	Change
Sources of Earnings, Pre-Tax
Investment spread	$139	$161	$205	$199	$172	23.7%	$629	$736	17.0%
Mortality/morbidity	65	118	175	151	115	76.9%	338	559	65.4%
Fees on AUM	191	220	222	220	209	9.4%	910	872	-4.2%
VA riders	29	36	36	35	30	3.4%	102	137	34.3%
Total sources of earnings, before income taxes	424	535	638	605	526	24.1%	1,979	2,304	16.4%
Other Operations	(27)	(46)	(67)	(72)	(41)	-51.9%	(224)	(224)	0.0%
Income (loss) from operations, before income taxes	$397	$489	$571	$533	$485	22.2%	$1,755	$2,080	18.5%

Sources of Earnings, Pre-Taxes, Percentage By Component
Investment spread	32.8%	30.0%	32.3%	32.9%	32.5%		31.8%	31.9%
Mortality/morbidity	15.3%	22.1%	27.4%	24.9%	21.9%		17.0%	24.3%
Fees on AUM	45.1%	41.2%	34.8%	36.4%	39.9%		46.0%	37.9%
VA riders	6.8%	6.7%	5.5%	5.8%	5.7%		5.2%	5.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Annuities
Operating revenues	$1,039	$983	$1,000	$1,011	$1,061	2.1%
Deposits	2,353	2,113	1,938	1,810	2,016	-14.3%
Net flows	(35)	(452)	(868)	(932)	(944)	NM
Average account values	118,189	122,383	125,023	124,450	127,644	8.0%

Retirement Plan Services
Operating revenues	$267	$270	$282	$284	$282	5.6%
Deposits	1,791	1,660	1,799	2,406	2,252	25.7%
Net flows	78	4	97	386	116	48.7%
Average account values	52,999	55,127	56,537	57,552	59,530	12.3%

Life Insurance
Operating revenues	$1,478	$1,538	$1,630	$1,600	$1,606	8.7%
Deposits	1,238	1,391	1,490	1,648	1,414	14.2%
Net flows	830	978	1,102	1,209	924	11.3%
Average account values	43,795	44,162	44,792	45,485	46,147	5.4%
Average in-force face amount	664,753	671,412	680,010	688,791	695,759	4.7%

Group Protection
Operating revenues	$534	$525	$534	$537	$541	1.3%
Non-medical earned premiums	489	478	485	487	495	1.2%

Consolidated
Operating revenues (1)	$3,400	$3,395	$3,530	$3,519	$3,578	5.2%
Deposits	5,382	5,164	5,227	5,864	5,682	5.6%
Net flows	873	530	331	663	96	-89.0%
Average account values	214,983	221,672	226,352	227,487	233,321	8.5%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Sales
Annuities:
With guaranteed living benefits	$1,248	$1,164	$1,052	$928	$905	-27.5%
Without guaranteed living benefits	437	471	466	471	549	25.6%
Variable	1,685	1,635	1,518	1,399	1,454	-13.7%
Fixed	668	478	420	411	562	-15.9%
Total Annuities	$2,353	$2,113	$1,938	$1,810	$2,016	-14.3%

Retirement Plan Services:
First-year sales	$393	$431	$607	$1,177	$800	103.6%
Recurring deposits	1,398	1,229	1,192	1,229	1,452	3.9%
Total Retirement Plan Services	$1,791	$1,660	$1,799	$2,406	$2,252	25.7%

Life Insurance:
UL	$18	$24	$23	$29	$17	-5.6%
MoneyGuard®	42	51	56	64	60	42.9%
IUL	18	18	23	31	18	0.0%
VUL	29	41	52	58	36	24.1%
Term	25	30	31	29	27	8.0%
Total individual life insurance	132	164	185	211	158	19.7%
Executive Benefits	7	9	8	20	23	228.6%
Total Life Insurance	$139	$173	$193	$231	$181	30.2%

Group Protection:
Life	$27	$25	$28	$98	$23	-14.8%
Disability	22	30	33	109	23	4.5%
Dental	10	16	17	56	11	10.0%
Total Group Protection	$59	$71	$78	$263	$57	-3.4%
Percent employee-paid	54.5%	46.4%	44.0%	47.5%	53.3%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Operating Revenues
Annuities	$1,039	$983	$1,000	$1,011	$1,061	2.1%
Retirement Plan Services	267	270	282	284	282	5.6%
Life Insurance	1,478	1,538	1,630	1,600	1,606	8.7%
Group Protection	534	525	534	537	541	1.3%
Other Operations	82	79	84	87	88	7.3%
Total	$3,400	$3,395	$3,530	$3,519	$3,578	5.2%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$114	$114	$111	$113	$112	-1.8%
Retirement Plan Services	74	77	77	79	75	1.4%
Life Insurance	111	115	121	128	120	8.1%
Group Protection	69	71	77	79	73	5.8%
Other Operations	-	9	25	48	22	NM
Total	$368	$386	$411	$447	$402	9.2%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	11.0%	11.6%	11.1%	11.2%	10.6%
Retirement Plan Services	27.7%	28.3%	27.3%	27.7%	26.6%
Life Insurance	7.5%	7.5%	7.4%	8.0%	7.5%
Group Protection	13.0%	13.5%	14.4%	14.8%	13.4%
Other Operations	0.6%	11.7%	30.2%	55.2%	24.8%
Total	10.8%	11.4%	11.6%	12.7%	11.2%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$410	$429	$454	$504	$446	8.8%
Commissions	522	546	562	590	555	6.3%
Taxes, licenses and fees	68	64	65	58	70	2.9%
Interest and debt expense	68	68	66	67	64	-5.9%
Expenses associated with reserve financing
and unrelated letters of credit	18	19	21	21	21	16.7%
Total operating commissions and other
expenses incurred	1,086	1,126	1,168	1,240	1,156	6.4%

Less Amounts Capitalized
General and administrative expenses	(42)	(43)	(43)	(57)	(44)	-4.8%
Commissions	(251)	(274)	(286)	(314)	(261)	-4.0%
Taxes, licenses and fees	(8)	(9)	(10)	(10)	(11)	-37.5%
Total amounts capitalized	(301)	(326)	(339)	(381)	(316)	-5.0%
Total expenses incurred, net of amounts
capitalized, excluding amortization	785	800	829	859	840	7.0%

Amortization
Amortization of DAC and VOBA	258	244	512	258	237	-8.1%
Amortization of intangibles	1	1	1	1	1	0.0%
Total amortization	259	245	513	259	238	-8.1%
Total operating commissions and
other expenses	$1,044	$1,045	$1,342	$1,118	$1,078	3.3%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Annuities
Earned rate on reserves	4.24%	4.16%	4.16%	4.00%	4.06%	(18)
Variable investment income on reserves (1)	0.06%	0.08%	0.22%	0.20%	0.11%	5
Net investment income yield on reserves	4.30%	4.24%	4.38%	4.20%	4.17%	(13)
Interest rate credited to contract holders	2.34%	2.41%	2.42%	2.44%	2.43%	9
Interest rate spread	1.96%	1.83%	1.96%	1.76%	1.74%	(22)
Base spreads excluding variable investment income	1.90%	1.75%	1.74%	1.56%	1.63%	(27)

Retirement Plan Services
Earned rate on reserves	4.58%	4.52%	4.48%	4.42%	4.37%	(21)
Variable investment income on reserves (1)	0.05%	0.06%	0.27%	0.27%	0.08%	3
Net investment income yield on reserves	4.63%	4.58%	4.75%	4.69%	4.45%	(18)
Interest rate credited to contract holders	2.98%	3.01%	3.00%	3.04%	2.93%	(5)
Interest rate spread	1.65%	1.57%	1.75%	1.65%	1.52%	(13)
Base spreads excluding variable investment income	1.60%	1.51%	1.48%	1.38%	1.44%	(16)

Life Insurance – Interest-Sensitive
Earned rate on reserves	5.25%	5.22%	5.22%	5.16%	5.11%	(14)
Variable investment income on reserves (1)	-0.01%	0.17%	0.42%	0.32%	0.34%	35
Net investment income yield on reserves	5.24%	5.39%	5.64%	5.48%	5.45%	21
Interest rate credited to contract holders	3.92%	3.92%	3.89%	3.85%	3.85%	(7)
Interest rate spread	1.32%	1.47%	1.75%	1.63%	1.60%	28
Base spreads excluding variable investment income	1.33%	1.30%	1.33%	1.31%	1.26%	(7)

Total (2)
Earned rate (3)	4.78%	4.72%	4.68%	4.64%	4.61%	(17)
Variable investment income (1) (3)	-0.01%	0.12%	0.36%	0.30%	0.26%	27
Net investment income yield (3)	4.77%	4.84%	5.04%	4.94%	4.87%	10
Interest rate credited to contract holders	3.28%	3.30%	3.28%	3.28%	3.26%	(2)
Interest rate spread	1.49%	1.54%	1.76%	1.66%	1.61%	12
Base spreads excluding variable investment income	1.50%	1.42%	1.40%	1.36%	1.35%	(15)
(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$151	$68	$45	$67	$124	-17.9%
Fee income	493	510	535	529	533	8.1%
Net investment income	251	258	268	256	256	2.0%
Operating realized gain (loss)	44	44	45	45	45	2.3%
Other revenues	100	103	107	114	103	3.0%
Total operating revenues	1,039	983	1,000	1,011	1,061	2.1%
Operating expenses:
Interest credited	140	144	148	149	147	5.0%
Benefits	216	136	112	132	193	-10.6%
Commissions incurred	218	216	214	202	224	2.8%
Other expenses incurred	218	210	214	214	213	-2.3%
Amounts capitalized	(112)	(105)	(100)	(92)	(97)	13.4%
Amortization	87	86	109	100	101	16.1%
Total operating expenses	767	687	697	705	781	1.8%
Income (loss) from operations before taxes	272	296	303	306	280	2.9%
Federal income tax expense (benefit)	54	61	63	64	(1)	NM
Income (loss) from operations	$218	$235	$240	$242	$281	28.9%

Effective Federal Income Tax Rate	19.8%	20.6%	20.8%	21.0%	-0.4%

Average Equity, Excluding Goodwill and AOCI	$4,381	$4,502	$4,611	$4,608	$4,575	4.4%

ROE, Excluding Goodwill and AOCI	19.9%	20.9%	20.8%	21.0%	24.6%

Return on Average Account Values	74	77	77	78	88	14

Account Values
Variable annuity account values:
Average	$99,610	$103,444	$105,954	$105,374	$108,337	8.8%
End-of-period	102,902	103,861	106,473	105,766	109,475	6.4%
Fixed annuity account values:
Average	18,579	18,939	19,069	19,076	19,307	3.9%
End-of-period	18,829	18,990	19,037	19,139	19,455	3.3%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$55	$57	$58	$58	$59	7.3%
Net investment income	207	209	220	222	218	5.3%
Other revenues	5	4	4	4	5	0.0%
Total operating revenues	267	270	282	284	282	5.6%
Operating expenses:
Interest credited	125	127	128	134	132	5.6%
Commissions incurred	19	19	20	18	19	0.0%
Other expenses incurred	82	84	85	89	85	3.7%
Amounts capitalized	(6)	(6)	(6)	(10)	(8)	-33.3%
Amortization	6	5	10	7	6	0.0%
Total operating expenses	226	229	237	238	234	3.5%
Income (loss) from operations before taxes	41	41	45	46	48	17.1%
Federal income tax expense (benefit)	10	10	13	12	11	10.0%
Income (loss) from operations	$31	$31	$32	$34	$37	19.4%

Effective Federal Income Tax Rate	25.8%	25.6%	28.6%	26.8%	22.4%

Average Equity, Excluding Goodwill and AOCI	$1,067	$1,098	$1,128	$1,149	$1,191	11.6%

ROE, Excluding Goodwill and AOCI	11.5%	11.2%	11.4%	11.7%	12.5%

Pre-tax Net Margin	29.1%	28.8%	29.4%	30.5%	31.9%

Return on Average Account Values	23	22	23	23	25	2

Net Flows by Market
Small Market	13	(22)	99	320	(380)	NM
Mid - Large Market	215	191	166	340	738	243.3%
Multi-Fund® and Other	(150)	(165)	(168)	(274)	(242)	-61.3%

Net Flows – Trailing Twelve Months	$415	$112	$(41)	$565	$603	45.3%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$172	$177	$174	$179	$185	7.6%
Fee income	687	721	780	758	760	10.6%
Net investment income	611	633	665	652	658	7.7%
Operating realized gain (loss)	-	-	(1)	3	(4)	NM
Other revenues	8	7	12	8	7	-12.5%
Total operating revenues	1,478	1,538	1,630	1,600	1,606	8.7%
Operating expenses:
Interest credited	348	349	349	348	349	0.3%
Benefits	740	708	522	707	797	7.7%
Commissions incurred	147	174	190	222	174	18.4%
Other expenses incurred	185	193	201	207	201	8.6%
Amounts capitalized	(165)	(198)	(219)	(249)	(199)	-20.6%
Amortization	120	137	341	137	97	-19.2%
Total operating expenses	1,375	1,363	1,384	1,372	1,419	3.2%
Income (loss) from operations before taxes	103	175	246	228	187	81.6%
Federal income tax expense (benefit)	28	55	79	74	57	103.6%
Income (loss) from operations	$75	$120	$167	$154	$130	73.3%

Effective Federal Income Tax Rate	27.5%	31.3%	32.4%	32.6%	30.3%

Average Equity, Excluding Goodwill and AOCI	$6,405	$6,320	$6,272	$6,410	$6,581	2.7%

ROE, Excluding Goodwill and AOCI	4.7%	7.6%	10.6%	9.6%	7.9%

Average Account Values	$43,795	$44,162	$44,792	$45,485	$46,147	5.4%

In-Force Face Amount
UL and other	$331,690	$333,006	$334,601	$336,851	$337,338	1.7%
Term insurance	335,762	342,366	350,047	356,083	361,247	7.6%
Total in-force face amount	$667,452	$675,372	$684,648	$692,934	$698,585	4.7%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$489	$478	$485	$487	$495	1.2%
Net investment income	42	43	45	47	43	2.4%
Other revenues	3	4	4	3	3	0.0%
Total operating revenues	534	525	534	537	541	1.3%
Operating expenses:
Interest credited	1	1	1	1	-	-100.0%
Benefits	340	345	291	345	351	3.2%
Commissions incurred	62	61	57	67	63	1.6%
Other expenses incurred	93	97	102	116	96	3.2%
Amounts capitalized	(15)	(17)	(14)	(30)	(13)	13.3%
Amortization	45	15	53	13	33	-26.7%
Total operating expenses	526	502	490	512	530	0.8%
Income (loss) from operations before taxes	8	23	44	25	11	37.5%
Federal income tax expense (benefit)	3	8	16	9	4	33.3%
Income (loss) from operations	$5	$15	$28	$16	$7	40.0%

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,203	$1,159	$1,096	$1,070	$1,065	-11.5%

ROE, Excluding Goodwill and AOCI	1.8%	5.1%	10.4%	6.1%	2.6%

Loss Ratios by Product Line
Life	71.1%	70.4%	66.1%	66.1%	72.5%
Disability	67.2%	74.8%	52.9%	76.4%	68.9%
Dental	73.5%	70.4%	66.6%	67.0%	73.3%
Total non-medical	69.6%	72.5%	60.1%	70.9%	71.0%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Other Operations
Operating revenues:
Insurance premiums	$3	$4	$3	$2	$3	0.0%
Net investment income	61	56	61	67	63	3.3%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%
Other revenues	-	1	2	-	4	NM
Total operating revenues	82	79	84	87	88	7.3%
Operating expenses:
Interest credited	20	19	17	18	18	-10.0%
Benefits	29	32	49	34	28	-3.4%
Commissions and other expenses	(8)	6	19	32	10	225.0%
Interest and debt expenses	68	68	66	67	64	-5.9%
Strategic digitization expense	-	-	-	8	9	NM
Total operating expenses	109	125	151	159	129	18.3%
Income (loss) from operations before taxes	(27)	(46)	(67)	(72)	(41)	-51.9%
Federal income tax expense (benefit)	(15)	(18)	(41)	(35)	(28)	-86.7%
Income (loss) from operations	$(12)	$(28)	$(26)	$(37)	$(13)	-8.3%

DAC, VOBA, DSI, DFEL
& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
DAC, VOBA, and DSI
Balance as of beginning-of-period	$9,766	$9,235	$8,522	$8,256	$9,377	-4.0%
Deferrals	309	332	345	385	325	5.2%
Operating amortization	(265)	(250)	(523)	(267)	(244)	7.9%
Deferrals, net of operating amortization	44	82	(178)	118	81	84.1%
Amortization associated with benefit ratio unlocking	2	(1)	(8)	2	(11)	NM
Adjustment related to realized (gains) losses	(4)	(1)	(26)	50	(5)	-25.0%
Adjustment related to unrealized (gains) losses	(573)	(793)	(54)	951	(168)	70.7%
Balance as of end-of-period	$9,235	$8,522	$8,256	$9,377	$9,274	0.4%

DFEL
Balance as of beginning-of-period	$1,952	$1,696	$1,357	$1,286	$1,874	-4.0%
Deferrals	136	150	164	181	169	24.3%
Operating amortization	(84)	(92)	(151)	(100)	(82)	2.4%
Deferrals, net of operating amortization	52	58	13	81	87	67.3%
Amortization associated with benefit ratio unlocking	-	-	(1)	-	(1)	NM
Adjustment related to realized (gains) losses	(1)	1	(5)	2	(4)	NM
Adjustment related to unrealized (gains) losses	(307)	(398)	(78)	505	(160)	47.9%
Balance as of end-of-period	$1,696	$1,357	$1,286	$1,874	$1,796	5.9%

DAC, VOBA, DSI, and DFEL Balance as
of End-of-Period, After-Tax	$4,900	$4,657	$4,531	$4,877	$4,861	-0.8%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Fixed Annuities
Balance as of beginning-of-period	$19,082	$19,448	$19,598	$19,634	$19,723	3.4%
Gross deposits	668	478	420	411	562	-15.9%
Full surrenders and deaths	(285)	(345)	(412)	(321)	(343)	-20.4%
Other contract benefits	(127)	(130)	(137)	(148)	(137)	-7.9%
Net flows	256	3	(129)	(58)	82	-68.0%
Reinvested interest credited	103	143	163	145	220	113.6%
Sales inducements deferred	7	4	2	2	2	-71.4%
Balance as of end-of-period, gross	19,448	19,598	19,634	19,723	20,027	3.0%
Reinsurance ceded	(619)	(608)	(597)	(584)	(572)	7.6%
Balance as of end-of-period, net	$18,829	$18,990	$19,037	$19,139	$19,455	3.3%

Variable Annuities
Balance as of beginning-of-period	$103,146	$102,903	$103,861	$106,473	$105,766	2.5%
Gross deposits	1,685	1,635	1,518	1,399	1,454	-13.7%
Full surrenders and deaths	(1,030)	(1,160)	(1,312)	(1,236)	(1,439)	-39.7%
Other contract benefits	(946)	(930)	(945)	(1,037)	(1,041)	-10.0%
Net flows	(291)	(455)	(739)	(874)	(1,026)	NM
Change in market value and reinvestment	48	1,413	3,351	167	4,735	NM
Balance as of end-of-period, gross	102,903	103,861	106,473	105,766	109,475	6.4%
Reinsurance ceded	(1)	-	-	-	-	100.0%
Balance as of end-of-period, net	$102,902	$103,861	$106,473	$105,766	$109,475	6.4%

Total
Balance as of beginning-of-period	$122,228	$122,351	$123,459	$126,107	$125,489	2.7%
Gross deposits	2,353	2,113	1,938	1,810	2,016	-14.3%
Full surrenders and deaths	(1,315)	(1,505)	(1,724)	(1,557)	(1,782)	-35.5%
Other contract benefits	(1,073)	(1,060)	(1,082)	(1,185)	(1,178)	-9.8%
Net flows	(35)	(452)	(868)	(932)	(944)	NM
Change in market value and reinvestment	151	1,556	3,514	312	4,955	NM
Sales inducements deferred	7	4	2	2	2	-71.4%
Balance as of end-of-period, gross	122,351	123,459	126,107	125,489	129,502	5.8%
Reinsurance ceded	(620)	(608)	(597)	(584)	(572)	7.7%
Balance as of end-of-period, net	$121,731	$122,851	$125,510	$124,905	$128,930	5.9%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
General Account
Balance as of beginning-of-period	$16,588	$16,727	$16,996	$17,387	$17,883	7.8%
Gross deposits	420	448	555	681	710	69.0%
Withdrawals	(572)	(483)	(456)	(557)	(538)	5.9%
Net flows	(152)	(35)	99	124	172	213.2%
Transfers between fixed and variable accounts	168	178	163	238	1	-99.4%
Reinvestment interest credited	123	126	129	134	136	10.6%
Balance as of end-of-period	$16,727	$16,996	$17,387	$17,883	$18,192	8.8%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$37,512	$37,772	$38,434	$39,881	$40,551	8.1%
Gross deposits	1,371	1,212	1,244	1,725	1,542	12.5%
Withdrawals	(1,141)	(1,173)	(1,246)	(1,463)	(1,598)	-40.1%
Net flows	230	39	(2)	262	(56)	NM
Transfers between fixed and variable accounts	(149)	(155)	(126)	(172)	(8)	94.6%
Change in market value and reinvestment	179	778	1,575	580	2,054	NM
Balance as of end-of-period	$37,772	$38,434	$39,881	$40,551	$42,541	12.6%

Total
Balance as of beginning-of-period	$54,100	$54,499	$55,430	$57,268	$58,434	8.0%
Gross deposits	1,791	1,660	1,799	2,406	2,252	25.7%
Withdrawals	(1,713)	(1,656)	(1,702)	(2,020)	(2,136)	-24.7%
Net flows	78	4	97	386	116	48.7%
Transfers between fixed and variable accounts	19	23	37	66	(7)	NM
Change in market value and reinvestment	302	904	1,704	714	2,190	NM
Balance as of end-of-period	$54,499	$55,430	$57,268	$58,434	$60,733	11.4%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
General Account
Balance as of beginning-of-period	$35,545	$35,640	$35,775	$35,975	$36,272	2.0%
Deposits	945	992	1,050	1,159	1,042	10.3%
Withdrawals and deaths	(317)	(294)	(270)	(241)	(403)	-27.1%
Net flows	628	698	780	918	639	1.8%
Contract holder assessments	(868)	(898)	(921)	(975)	(969)	-11.6%
Reinvested interest credited	335	335	341	354	353	5.4%
Balance as of end-of-period, gross	35,640	35,775	35,975	36,272	36,295	1.8%
Reinsurance ceded	(763)	(760)	(756)	(747)	(738)	3.3%
Balance as of end-of-period, net	$34,877	$35,015	$35,219	$35,525	$35,557	1.9%

Separate Account
Balance as of beginning-of-period	$9,696	$9,830	$10,172	$10,763	$11,058	14.0%
Deposits	293	399	440	489	372	27.0%
Withdrawals and deaths	(91)	(119)	(118)	(198)	(87)	4.4%
Net flows	202	280	322	291	285	41.1%
Contract holder assessments	(135)	(143)	(153)	(158)	(152)	-12.6%
Change in market value and reinvestment	67	205	422	162	581	NM
Balance as of end-of-period, gross	9,830	10,172	10,763	11,058	11,772	19.8%
Reinsurance ceded	(786)	(785)	(800)	(794)	(824)	-4.8%
Balance as of end-of-period, net	$9,044	$9,387	$9,963	$10,264	$10,948	21.1%

Total
Balance as of beginning-of-period	$45,241	$45,470	$45,947	$46,738	$47,330	4.6%
Deposits	1,238	1,391	1,490	1,648	1,414	14.2%
Withdrawals and deaths	(408)	(413)	(388)	(439)	(490)	-20.1%
Net flows	830	978	1,102	1,209	924	11.3%
Contract holder assessments	(1,003)	(1,041)	(1,074)	(1,133)	(1,121)	-11.8%
Change in market value and reinvestment	402	540	763	516	934	132.3%
Balance as of end-of-period, gross	45,470	45,947	46,738	47,330	48,067	5.7%
Reinsurance ceded	(1,549)	(1,545)	(1,556)	(1,541)	(1,562)	-0.8%
Balance as of end-of-period, net	$43,921	$44,402	$45,182	$45,789	$46,505	5.9%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 3/31/16		As of 12/31/16		As of 3/31/17
	Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$76,956	84.7%	$78,149	85.6%	$79,841	85.8%
U.S. government bonds	450	0.5%	419	0.5%	576	0.6%
Foreign government bonds	532	0.6%	506	0.6%	456	0.5%
Mortgage-backed securities	4,028	4.4%	3,964	4.3%	4,008	4.3%
Asset-backed collateralized debt obligations	628	0.7%	744	0.8%	776	0.8%
State and municipal bonds	4,744	5.2%	4,627	5.1%	4,826	5.2%
Hybrid and redeemable preferred securities	726	0.8%	604	0.7%	619	0.7%
VIEs’ fixed maturity securities	599	0.7%	200	0.2%	-	0.0%
Equity securities	245	0.3%	275	0.3%	276	0.3%
Total AFS securities	88,908	97.9%	89,488	98.1%	91,378	98.2%
Trading securities	1,864	2.1%	1,712	1.9%	1,703	1.8%
Total AFS and trading securities	$90,772	100.0%	$91,200	100.0%	$93,081	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$84,853	99.7%	$86,003	99.7%	$87,337	99.7%
Equity securities	231	0.3%	260	0.3%	263	0.3%
Total AFS and trading securities	$85,084	100.0%	$86,263	100.0%	$87,600	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		94.6%		95.0%		95.4%
Below investment grade		5.4%		5.0%		4.6%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$44	$44	$44	$48	$41	-6.8%
Total excluded realized gain (loss)	(158)	(89)	(7)	(265)	(80)	49.4%
Total realized gain (loss), pre-tax	$(114)	$(45)	$37	$(217)	$(39)	65.8%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(102)	$(57)	$(4)	$(172)	$(52)	49.0%
Benefit ratio unlocking	(4)	9	30	(6)	45	NM
Net gain (loss), after-tax	$(106)	$(48)	$26	$(178)	$(7)	93.4%

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(64)	$(47)	$(28)	$(10)	$(1)	98.4%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(94)	(23)	82	(87)	9	109.6%
GLB non-performance risk component	67	24	(32)	(91)	(9)	NM
Total variable annuity net derivative results	(27)	1	50	(178)	-	100.0%
Indexed annuity forward-starting option	(15)	(2)	4	10	(6)	60.0%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(106)	$(48)	$26	$(178)	$(7)	93.4%

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(23)	$(18)	$(8)	$(16)	$(3)	88.9%
Other realized gain (loss) related to certain investments	(46)	(24)	(19)	(8)	(6)	86.0%
Gain (loss) on the mark-to-market on certain instruments	5	(5)	(1)	14	8	60.0%
Total realized gain (loss) related
to investments, after-tax	$(64)	$(47)	$(28)	$(10)	$(1)	98.4%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	Change
Revenues
Total revenues	$3,243	$3,307	$3,525	$3,254	$3,500	7.9%
Less:
Excluded realized gain (loss)	(158)	(89)	(7)	(265)	(80)	49.4%
Amortization of DFEL on benefit ratio unlocking	-	-	1	(1)	1	NM
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%
Operating revenues	$3,400	$3,395	$3,530	$3,519	$3,578	5.2%

Net Income
Net income (loss)	$211	$325	$467	$190	$435	106.2%
Less:
Excluded realized gain (loss)	(102)	(57)	(4)	(172)	(52)	49.0%
Benefit ratio unlocking	(4)	9	30	(6)	45	NM
Gain (loss) on early extinguishment of debt	-	-	-	(41)	-	NM
Income (loss) from operations	$317	$373	$441	$409	$442	39.4%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$0.83	$1.35	$2.00	$0.82	$1.89	127.7%
Less:
Excluded realized gain (loss)	(0.41)	(0.25)	(0.02)	(0.75)	(0.22)	46.3%
Benefit ratio unlocking	(0.02)	0.04	0.13	(0.03)	0.19	NM
Gain (loss) on early extinguishment of debt	-	-	-	(0.17)	-	NM
Income (loss) from operations	$1.26	$1.56	$1.89	$1.77	$1.92	52.4%